UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          FIRST REPUBLIC BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          N/A

     (2)  Aggregate number of securities to which transaction applies:

          N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          N/A

     (4)  Proposed maximum aggregate value of transaction:

          N/A

     (5)  Total fee paid:

          N/A

[ ]  Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                          FIRST REPUBLIC BANCORP, INC.
                               1608 WALNUT STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
                                ----------------






                                                                  March 26, 1997






Dear Shareholder:

     You are cordially invited to attend the 1997 Annual Meeting of the Shareholders of First Republic Bancorp, Inc. to be held on Tuesday, April 29, 1997 at 4:00 p.m., prevailing Philadelphia time, at the Pyramid Club, 1735 Market Street, 52nd Floor, Philadelphia, PA 19103.

     This year's proposals for the Annual Meeting relate solely to (i) the election of directors; and (ii) the transaction of such other business as may be properly brought before the Annual Meeting.

     Enclosed along with your proxy materials is a copy of the Corporation's 1996 Annual Report to shareholders.

     We look forward to seeing you at the meeting.



                                        Sincerely,


                                        /s/  Harry D. Madonna, Esq.
                                        Harry D. Madonna, Esq.
                                        Chairman of the Board

                          FIRST REPUBLIC BANCORP, INC.
                               1608 WALNUT STREET
                        PHILADELPHIA, PENNSYLVANIA 19103
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 29, 1997
                                -----------------

TO OUR SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN THAT the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of First Republic Bancorp, Inc. (the "Corporation") will be held on Tuesday, April 29, 1997 at 3:00 p.m., prevailing Philadelphia time, at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103 to consider and act upon:

     1. The election of five (5) Class II Directors and one (1) Class I Director of the Corporation;


     2. The transaction of such other business as may be properly brought before the Annual Meeting or any adjournment thereof.


     Shareholders of record of the Corporation at the close of business on March 14, 1997 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

     IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

March 26, 1997


                                                  /s/ George S. Rapp
                                                  George S. Rapp
                                                  Executive Vice President
                                                  Chief Operating Officer and
                                                  Corporate Secretary

                                TABLE OF CONTENTS

                                                                            PAGE

PROXY STATEMENT...........................................................    1
   General Information....................................................    1
   Voting and Revocability of Proxies.....................................    1
   Solicitation of Proxies................................................    1
   Voting Securities and Holders Thereof..................................    2
   Shareholder Proposals and Nominations for the 1998 Annual Meeting......    2
   Annual Report on Form 10-KSB...........................................    2
   Resignations...........................................................    2
ELECTION OF DIRECTORS.....................................................    3
   Information Concerning Nominees and Continuing Directors...............  3-6
   Board Committees.......................................................    6
   Description of Executive Officers......................................    7
   Quorum and Voting Requirements.........................................    8
   Accountants............................................................    8
   Recommendation of Board of Directors...................................    8
OTHER MATTERS.............................................................    8

                          FIRST REPUBLIC BANCORP, INC.
                               1608 WALNUT STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                                -----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 29, 1997

                                -----------------

                                 PROXY STATEMENT
                                -----------------

GENERAL INFORMATION

     This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of First Republic Bancorp, Inc. (the "Corporation") of proxies in the enclosed form for use at the 1997 Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 29, 1997 at 3:00 p.m., prevailing Philadelphia time, at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, PA 19103. (Such meeting and any adjournment(s) or postponement(s) thereof will be hereinafter referred to as the "Annual Meeting"). This Proxy Statement is being first given or sent to shareholders of the Corporation on or about March 26, 1997.

VOTING AND REVOCABILITY OF PROXIES

     Unless contrary instructions are indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein and FOR the other matters described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

     Any shareholder who executes and returns a proxy card may revoke it at any time before it is exercised by delivering to George S. Rapp, Secretary of the Corporation, at the principal executive offices of the Corporation at 1608 Walnut Street, Philadelphia, PA 19103, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     Your proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

VOTING SECURITIES AND HOLDERS THEREOF

     As of the close of business on March 14, 1997, the record date for voting at the Annual Meeting, the Corporation had 2,847,969 shares of Common Stock outstanding, par value $.01 per share (the "Common Stock"), held by approximately 334 registered shareholders of record. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof there are no other classes of the Corporation's capital stock issued or outstanding.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 1998 ANNUAL MEETING

     Any shareholder who intends to present a proposal for consideration at the Corporation's 1998 Annual Meeting of Shareholders must, 120 days prior to the annual meeting, submit his proposal to the Corporation and notify the Corporation that she or he intends to appear personally at the 1998 Annual Meeting to present her or his proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 1998 proxy statement and form of proxy relating to the 1998 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

     Nominations for election to the Board of Directors at the 1998 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 1998 Annual Meeting of Shareholders. Such nominations must be addressed as follows: George S. Rapp, Corporate Secretary, First Republic Bancorp, Inc., 1608 Walnut Street, Philadelphia, Pennsylvania 19103. Nominations for the 1998 Annual Meeting must be received by the Secretary 120 days prior to the 1998 annual meeting and must be accompanied by the following information: (i) the name and address of the shareholder who intends to make the nomination; (ii) a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated or intended to be nominated by the Board of Directors of the Corporation; and, (v) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairman of any meeting of shareholders held to elect directors and the Board of Directors may refuse to recognize the nomination of any person not made in compliance with such provisions.

ANNUAL REPORT ON FORM 10-KSB

     The Corporation will provide without charge to each shareholder of the Corporation, upon receipt of a written request, a full copy of the Corporation's 1996 annual report on Form 10-KSB, including all materials filed as an exhibit or schedule thereto. A request for such copy should be delivered to George S. Rapp, Secretary, First Republic Bancorp, Inc., 1608 Walnut Street, Philadelphia, PA 19103. Such request should also set forth a good faith representation that, as of March 14, 1997, the requesting party was a beneficial owner of the Corporation's Common Stock.

RESIGNATIONS

     Mr. Allen L. Kramer has decided not to stand for re-nomination. Mr. Kramer is a Class II Director. The Board of Directors have decided not to fill this vacancy, thus leaving five (5) Class II Directors.

     Mr. John O'Donnell, Ph.D. has resigned from the Board of Directors effective March 31, 1997. Mr. O'Donnell was a Class III Director. The Board has not made a final determination as to whether or not Mr. O'Donnell's position will be filled. If the Directorship is not filled, there would be five (5) Class III Directors.

     Mr. Zvi H. Muscal has resigned as a director and officer of the Corporation effective as of February 28, 1997. Mr. Muscal was a Class I Director whose term expired February 1998. The Board has determined to fill this vacancy by nominating Mr. Zeev Shenkman. Mr. Shenkman's background is discussed in the following section.

                              ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

     The Corporation's By-Laws provide for the classification of directors into three classes, as nearly equal in number as possible, with approximately one-third of the directors to be elected annually for three-year terms. The by-laws provide that the Board may consist of not less than 5 directors and not more than 25 directors. The actual number of positions on the Board of Directors at a given time is to be set, within the above limits, by the Board of Directors from time to time.

     The Nominating Committee recommends nominees for directors to the Board. The Nominating Committee and the Board have nominated the five (5) current Class II directors, whose terms expire this year and all of whom have agreed to be named as a nominee, to stand for re-election as Class II directors at the Annual Meeting. In addition, the Nominating Committee and the Board is nominating Mr. Zeev Shenkman to be a Class I Director.

     As of the Annual Meeting, the Board shall have fifteen (15) members (Class I - five (5) directors; Class II - five (5) directors; Class III - five (5) directors). Class I directors' terms expire in 1999. The current Class III directors' terms expire in 1998, and the current Class II directors' terms expire in 1997.

     The nominees for Class II Directors are Daniel S. Berman, John F. D'Aprix, Eustace W. Mita, James E. Schleif and Harris Wildstein, all of whom presently serve on the Board. Mr. Zeev Shenkman is a nominee for Class I Director.

      Each of the persons listed above as a nominee has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed proxy will vote for the election of such other person or persons as the Board of Directors may recommend. It is presently anticipated that each person elected as a director of the Corporation at the Annual Meeting, as well as all other continuing members of the Board, will be elected by the Corporation as a director of the Corporation's wholly-owned subsidiary, First Republic Bank (the "Bank") following the Annual Meeting.

     Mr. Berman is the President of Berman Development Corporation (real estate development) since 1990 and has been a member of the Board of Directors of Republic Bancorporation ("Republic") with which the Corporation merged in June 1996, since 1988.

     Mr. D'Aprix has served as President of Pennsylvania College of Podiatric Medicine since March 1995 and has served as Chairman and C.E.O. of HouseCare America, Inc. (managed home healthcare), 1993 to present. From 12/91 to 12/92 Mr. D'Aprix was Chairman of Artran Scanning Technology. Mr. D'Aprix has served as a Director since 1991.

     Mr. Mita is Chief Operating Officer of HAC Group, Inc (training consulting). He has held this position since 1989. Mr. Mita has served as a Director of Republic since 1988.

     Mr. Schleif has been Executive Vice President, Administration and Finance, Mercy Health Corporation of Southeastern Pennsylvania since 1978 and has served as a Director since 1993.

     Mr. Wildstein has been President of R&S Imports, Ltd. and Vice President of HVW, Inc. (auto dealerships) since 1978. Mr. Wildstein has served as a Director of Republic since 1988.

      Zeev Shenkman is Executive Vice President and Chief Financial Officer of Global Sports Inc., 1996 to present. He was a private investor from 1995 to 1996 and was the Executive Vice President and Chief Financial Officer of Today's Man, Inc. from 1984 to 1995. From 1988 to 1995, Mr. Shenkman was a director of the Corporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.

     Set forth below is certain information with respect to each of the nominees for election to the Board of Directors, as well as to each of the other continuing directors of the Corporation, including name, age, current class, the period during which such person has served as a Director of the Corporation, if any, such person's principal occupation and employment during the past five years and the amount and percentage of the Corporation's Common Stock (based upon 2,847,969 shares of Common Stock issued and outstanding as of March 14,
1997) beneficially owned (as determined in accordance with Rule 13d-3 of the 1934 Act) by such person as of March 14, 1997. It is the intention of the persons named in the accompanying form of proxy to vote for all those nominees listed above. The amount of shares listed below does not include the effect of the 20% stock dividend payable on April 15, 1997.

                                                                                                 CORPORATION'S COMMON STOCK
                                                         POSITION WITH THE                          BENEFICIALLY OWNED,
                                  CURRENT         CORPORATION/PRINCIPAL OCCUPATION   DIRECTOR    DIRECTLY OR INDIRECTLY, ON
     NAME                   CLASS         AGE       DURING THE PAST FIVE YEARS        SINCE          MARCH 14, 1997

                                                                                                   AMOUNT     OUTSTANDING
Harry D. Madonna, Esq. *       III         54     Chairman of the Board of the         1988       203,410        7.14%
                                                  Corporation; Partner, Blank,
                                                  Rome, Comisky & McCauley, 1977
                                                  to present

Michael J. Bradley             III         51     Vice Chairman of the Board of        1988        40,000        1.41%
                                                  the Corporation and the Bank;
                                                  Executive Vice President,
                                                  Acute and Ambulatory Services,
                                                  Mercy Health Corporation of
                                                  Southeastern Pennsylvania;
                                                  Principal, Paragon Management
                                                  Group, Inc. (management
                                                  consulting), 1991 to present.

Kenneth  Adelberg  *            I          45     Director of the Corporation          1988        67,222        2.37%
                                                  and the Bank; President of The
                                                  Hifi House Group of Companies
                                                  (telecommunications
                                                  equipment), 1976 to present

William Batoff  *               I          62     Director of the Corporation          1988        37,989        1.34%
                                                  and the Bank; President,
                                                  Pioneer of Philadelphia Title
                                                  Insurance Company, 1973 to
                                                  1993; Senior Consultant,
                                                  Cassidy & Associates
                                                  (government relations
                                                  consulting firm), 1992 to
                                                  present

Daniel S. Berman  *             II         36     Director of the Corporation          1988        24,908         .88%
(Nominee)                                         and the Bank; President,
                                                  Berman Development
                                                  Corporation (real estate
                                                  development), 1990 to present

                                        4

                                                                                                 CORPORATION'S COMMON STOCK
                                                         POSITION WITH THE                          BENEFICIALLY OWNED,
                                  CURRENT         CORPORATION/PRINCIPAL OCCUPATION   DIRECTOR    DIRECTLY OR INDIRECTLY, ON
     NAME                   CLASS         AGE       DURING THE PAST FIVE YEARS        SINCE          MARCH 14, 1997

                                                                                                   AMOUNT     OUTSTANDING

John F. D'Aprix                 II         53     Director of the Corporation          1991        8,000         8.28%
(Nominee)                                         and the Bank; President,
                                                  Pennsylvania College of
                                                  Podiatric Medicine, March 1995
                                                  to present; Chairman and CEO
                                                  of HouseCare America, Inc.
                                                  (Managed home healthcare),
                                                  1993 to present; Chairman
                                                  Artran Scanning Technology
                                                  (Imaging services), 12/91 to
                                                  12/92

Sheldon E. Goldberg             I          64     Director of the Corporation          1989       45,750         1.61%
                                                  and the Bank; General Partner,
                                                  Cumberland Advisors, Vineland,
                                                  NJ (investment advisers), 1973
                                                  to present

Gerald Levinson                III         64     Director of the Corporation          1989        6,252          .22%
                                                  and the Bank; Independent
                                                  Financial Consultant, July
                                                  1985 to present; Director; The
                                                  Lannett Company (public
                                                  pharmaceutical company), 1979
                                                  to present.

Eustace W. Mita   *             II         45     Director of the Corporation          1988       48,928         1.72%
(Nominee)                                         and the Bank; Chief Operating
                                                  Officer , HAC Group, Inc.
                                                  (training consulting), 1989 to
                                                  present.

Neal I. Rodin  *               III         58     Director of the Corporation          1988       79,526         2.80%
                                                  and the Bank President, The
                                                  Rodin Group (real estate
                                                  investment), 1975 to present.

James E. Schleif                II         54     Director of the Corporation          1993       16,000          .56%
                                                  and the Bank; Executive Vice
                                                  President, Administration and
                                                  Finance, Mercy Health
                                                  Corporation of Southeastern
                                                  Pennsylvania (Chief Financial
                                                  Officer) 1978 to present.

Zeev Shenkman (Nominee)         I          45     Executive Vice President and         --        120,000         4.21%
                                                  Chief Financial Officer of
                                                  Global Sports, Inc. 1996 to
                                                  present. Executive Vice
                                                  President and Chief Financial
                                                  Officer of Today's Man, Inc.
                                                  1984 to 1995. Former director
                                                  of ExecuFirst Bancorp, parent
                                                  company of First Executive
                                                  Bank.

                                        5

                                                                                                 CORPORATION'S COMMON STOCK
                                                         POSITION WITH THE                          BENEFICIALLY OWNED,
                                  CURRENT         CORPORATION/PRINCIPAL OCCUPATION   DIRECTOR    DIRECTLY OR INDIRECTLY, ON
     NAME                   CLASS         AGE       DURING THE PAST FIVE YEARS        SINCE          MARCH 14, 1997

                                                                                                   AMOUNT     OUTSTANDING

Steven J. Shotz *              III         51     Director of the Corporation          1988      119,529       114.21%
                                                  and the Bank; President of
                                                  Quantum Group, Inc. (Venture
                                                  capital group), 1995 to
                                                  present; President and Chief
                                                  Executive Officer, Shotz,
                                                  Miller, Glusman, Footer &
                                                  Magarick, P.C., (Accounting
                                                  firm), 1980 to 1994.

Rolf A. Stensrud  *             I          58     Director, President, and Chief       1988       58,339         2.06%
                                                  Executive Officer of the
                                                  Corporation and the Bank;
                                                  former President and Chief
                                                  Executive Officer Republic
                                                  Bankcorporation and Republic
                                                  Bank.

Harris Wildstein, Esq.  *       II         51     Director of the Corporation          1988      154,181         5.41%
(Nominee)                                         and the Bank; President of
                                                  R&S Imports, Ltd. and
                                                  Vice President of HVW,
                                                  Inc. (Auto dealerships), 1978
                                                  to present

All continuing directors                                                                       1,030,034        36.17%
and nominees as a group
(15 persons)
--------------------------------------------------

*    Previously a member of the Board of Directors of Republic.


BOARD COMMITTEES

     The Corporation's Board of Directors has organized standing executive, audit, finance, nominating and option committees.

     Executive Committee. The Executive Committee is composed of the following directors: Messrs. Madonna (Co- chairman), Bradley (Co-chairman), D'Aprix, Goldberg, Shotz, Stensrud and Wildstein. The Executive Committee is authorized to exercise all of the authority of the Board in the management of the Corporation's affairs between Board meetings, unless otherwise provided by the by-laws or applicable law. The Executive Committee held 9 meetings during 1996.

     Audit Committee. The Audit Committee is composed of the following independent directors: Messrs. Goldberg (Chairman), Batoff, Levinson, Schleif and Shotz. Messrs. Madonna and Bradley are ex-officio members of the Audit Committee. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through meetings with the Corporation's management and its independent auditors. The Audit Committee held 4 meetings during 1996.

     Finance Committee. The Finance Committee is composed of the following directors: Messrs. Schleif (Chairman), Adelberg, Mita, and Rodin. The Finance Committee is authorized to review strategies and the business plan of the Corporation, Asset/Liability Policy and overall financial condition. The Finance Committee held 4 meetings in 1996.

     Nominating Committee. The Nominating Committee is composed of the following directors: Messrs. Wildstein (Chairman), Shotz, and Goldberg. The Nominating Committee decides upon and suggests to the Board of Directors candidates for appointment or election to the Board of Directors. The Nominating Committee will consider nominees recommended by securityholders for nomination for election at the annual meetings of the Corporation's shareholders if such nominations are made as described above under "Shareholder Proposals and Nominations for the 1998 Annual Meeting". The Nominating Committee held no meetings in 1996 and l meeting in 1997.

     Option Committee. The Option Committee is composed of the following directors: Messrs. Adelberg (Chairman) and Berman. The Option Committee is authorized to grant options including the evaluation of executive management's performance. The Option Committee held 1 meeting in 1996.

     During 1996, the Corporation's Board of Directors held 9 meetings. No continuing director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees, if any, on which such directors served, held during 1996.

DESCRIPTION OF EXECUTIVE OFFICERS

     Set forth below is certain information with respect to each of the executive officers of the Corporation as of March 14, 1997, other than Mr. Madonna, as to whom information is set forth above, including such officers' names, ages, and principal employment prior to joining the Corporation.

NAME/POSITION                       AGE              PRINCIPAL OCCUPATION PRIOR TO JOINING THE CORPORATION

Rolf A. Stensrud                     58              President and Chief Executive Officer, Republic
President and                                        Bancorporation and Republic Bank
Chief Executive Officer

George S. Rapp                       44              Executive Vice President and Chief Financial Officer,
Executive Vice President and                         Old York Road Bancorp, Willow Grove, PA - March
Chief Financial Officer                              1993 to February 1995


                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act required the Corporation's officers and directors and persons who own more than ten percent of a registered class of the Corporation's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

     Based on the Corporation's review of the copies of the reports received by it, the Corporation believes that all filings required to be made by Reporting Persons for the period January 1, 1995 through December 31, 1996 were made on a timely basis except that reports on Form 4 relating to transactions were inadvertently filed subsequent to the applicable due dates for Directors Kenneth Adelberg, Michael J. Bradley, and Daniel S. Berman, involving 3800, 2500, and 21,144 shares, respectively.

QUORUM AND VOTING REQUIREMENTS

     A quorum for the purpose of acting upon this Proposal requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Corporation's Common Stock.

     The approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy.

ACCOUNTANTS

     The Corporation has not yet selected an accountant for Fiscal Year 1997, hence is not requiring ratification of an appointment of an accounting firm at this time. The Corporation will be forwarding requests for proposals to a number of accounting firms including its present accountant, Coopers and Lybrand, LLP. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting and, will be available to respond to appropriate questions. Coopers & Lybrand will be granted the opportunity to make a statement if they desire to do so. There is no dispute between the Corporation and Coopers & Lybrand relating to any accounting methodologies, issues or financial disclosure as of this time, nor does the Corporation know of any such disputes that may develop.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES.

                                  OTHER MATTERS

     Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters. The Shareholders, present and voting at the Annual Meeting, may extend by adjournment the Annual Meeting as provided in the By-laws.

     IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                      By Order of the Board of Directors,



                                      /s/ George S. Rapp
                                      George S. Rapp, Executive Vice President
                                      Chief Financial Officer and Corporate
                                      Secretary

March 26, 1997

                          FIRST REPUBLIC BANCORP, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders -- April 29, 1997

The undersigned shareholder of FIRST REPUBLIC BANCORP, INC. (the "Corporation"), revoking all previous proxies, hereby constitutes and appoints Madeline M. McLaughlin and Paul A. Verdi, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 29, 1997 at 4:00 P.M. at the Pyramid Club, Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at such Annual Meeting, and at any adjournment or postponement thereof; provided that said proxies are authorized and directed, to vote as indicated with respect to the following matters:

1.   |_| FOR all nominees for director named below.

     |_| WITHHOLD AUTHORITY to vote for all nominees for director named below.

     |_| FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are) line through. Nominees:
     Daniel S. Berman, John F. D'Aprix, Eustace W. Mita, James E. Schleif, Harris Wildstein and Zeev Shenkman

2. In their discretion, the proxies will vote on such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF SAID MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. This undersigned also hereby ratifies all that the said attorneys and proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted whether or not the shareholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as it appears in address below. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.

                            Date__________________________________________, 1997

                             _____________________________________________(SEAL)
                             (Shareholder's signature)

                             _____________________________________________(SEAL)
                             (Shareholder's signature)

                             ___________________________________________ SHARES